MET INVESTORS SERIES TRUST

                                POWER OF ATTORNEY

            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Capital Guardian U.S. Equity Portfolio, a series of Metropolitan Series Fund, Inc., into Pioneer Fund Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 13th of November, 2008.




                               /s/ Stephen M. Alderman
                                   Stephen M. Alderman, Trustee
                                   Met Investors Series Trust

                           MET INVESTORS SERIES TRUST

                                POWER OF ATTORNEY


            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Capital Guardian U.S. Equity Portfolio, a series of Metropolitan Series Fund, Inc., into Pioneer Fund Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 13th of November, 2008



                        /s/ Robert Boulware
                            Robert Boulware, Trustee
                            Met Investors Series Trust

                           MET INVESTORS SERIES TRUST


                                POWER OF ATTORNEY


            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Capital Guardian U.S. Equity Portfolio, a series of Metropolitan Series Fund, Inc., into Pioneer Fund Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 13th of November, 2008.



                              /s/ Jack R. Borsting
                                  Jack R. Borsting, Trustee
                                  Met Investors Series Trust

                           MET INVESTORS SERIES TRUST


                                POWER OF ATTORNEY


            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Capital Guardian U.S. Equity Portfolio, a series of Metropolitan Series Fund, Inc., into Pioneer Fund Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 13th of November, 2008.



                         s/ Daniel A. Doyle
                            Daniel A. Doyle, Trustee
                            Met Investors Series Trust

                           MET INVESTORS SERIES TRUST


                                POWER OF ATTORNEY


            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Capital Guardian U.S. Equity Portfolio, a series of Metropolitan Series Fund, Inc., into Pioneer Fund Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 13th of November, 2008.



                         /s/ Susan C. Gause
                             Susan C. Gause, Trustee
                             Met Investors Series Trust

                           MET INVESTORS SERIES TRUST

                                POWER OF ATTORNEY



            I, a member of the Board of Trustees of Met Investors Series Trust (the "Trust"), hereby constitute and appoint Elizabeth M. Forget, Richard C. Pearson, Paul G. Cellupica and Robert N. Hickey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements on Form N-14 relating to the reorganization of Capital Guardian U.S. Equity Portfolio, a series of Metropolitan Series Fund, Inc., into Pioneer Fund Portfolio, a series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

            Witness my hand on the 13th of November, 2008.



                         s/ Dawn M. Vroegop
                            Dawn M. Vroegop, Trustee
                            Met Investors Series Trust